                                                                 EXHIBIT 10.12.1

                     FIRST AMENDMENT TO CREDIT AGREEMENT



         This First Amendment to Credit Agreement (the "Amendment"), dated as of the 2nd day of April, 1993, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), Barclays Bank PLC, acting through its Miami Agency (the "Lender") and is to that certain Credit Agreement dated as of May 19, 1992 the ("Credit Agreement") among the Companies and the Lender. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Companies and the Lender have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:


1. Amendment to Credit Agreement. Subject to the conditions precedent described in Section 2 hereby agrees as follows:

         1.1 Section 1 of the Credit Agreement is hereby amended to and to delete the date "May 18, 1992" in the third line thereof and to replace therefor "April 1, 1994" and to delete the number "$25,000,000" in the sixth line thereof and to replace therefor the number "$45,000,000".

         1.2 Section 3.4 of the Credit Agreement is hereby amended to delete the fraction "3/8 of 1%" and to substitute it for "7/20 of 1% (.35%)". This change is effective as of April 2, 1993, as provided in Section 4 of this Amendment.

2.       Representations and Warranties.

         2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

                    Insofar as each representation and warranty set forth in the Credit Agreement specifically refers to December 31, 1991, the Companies hereby represent and warrant to the Lender that each such representation and warranty is equally true and correct as of December 31, 1992.

         2.2 Each of the Companies hereby represent that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.


3. References to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby amended, all of the terms, covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Lenders of the Agent, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. Conditions Precedent. This Amendment shall be deemed effective as of April 2nd, 1993 (the "Amendment Closing Date") upon the satisfaction of the following conditions precedent:

         (a) The Lender shall have received the following documents in form and substance satisfactory to the Lender and its legal counsel:

                    (i) Certified copies of: (A) all necessary legal authorizations required for the Companies to enter into this Amendment and to perform in full its obligations hereunder; (B) articles of incorporation and by-laws of the Corporation; and (C) evidence of the authority of each Person authorized to execute this Amendment and any other documents to be executed and delivered in behalf of the Companies in connection with this Amendment.

                    (ii) A written opinion of Brunilda Santos de Alvarez, legal counsel to each of the Companies, addressed to the Lender in form and substantially similar to Exhibit 1;

                    (iii) certified copies of any government authorizations, consents, approvals and licenses as may be required under any applicable law and regulations for the Companies to make and perform its obligations pursuant to this Amendment, if any;

                    (iv) two (2) duly executed copies of this Amendment, in form and substance satisfactory to the Bank and its legal counsel; and

                    (v) a Note in the form of Exhibit 2 hereto made by the Companies in favor of the Lender in the principal amount of $45,000,000;

                    (vi) the Guarantor's written ratification of the Guaranty in the form of Exhibit 3 hereto; and

                    (vii) such other documents and certificates as the Bank or its legal counsel may reasonably request.

5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. Paragraph Titles. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.


                                        BANPONCE CORPORATION


                                        By:
                                            ________________________________

                                        Title:   Senior Vice President

                                        By:
                                            ________________________________

                                        Title:   Chairman of the Board


                                        BANPONCE FINANCIAL CORPORATION

                                        By:
                                            ________________________________

                                        Title:   Senior Vice President


                                        VEHICLE EQUIPMENT LEASING COMPANY, INC.

                                        By:
                                            ________________________________

                                        Title:   Chairman of the Board


                                        BARCLAYS BANK, PLC, ACTING THROUGH ITS
                                        MIAMI AGENCY

                                        By:
                                            ________________________________


                                        Title: _____________________________

                                  EXHIBIT 1



                                       April 12, 1993


Barclays Bank PLC (acting through its Miami Agency)
801 Brichell Avenue
Miami, Florida   33131

Gentlemen:

         We are counsel for BanPonce Corporation ("BanPonce"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, BanPonce Financial Corp. ("BPFC"), a corporation organized and existing under the laws of the State of Delaware and Vehicle Equipment Leasing Company, Inc. ("VELCO"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, (the "Companies") and have represented the Companies in connection with its execution and delivery of the First Amendment (the "Amendment") dated as of April 2, 1993, providing for Loans in an aggregate principal amount not exceeding $45,000,000 at any one time outstanding and a Note and Ratification of Guaranty (the "Related Documents") to a certain Credit Agreement (the "Agreement") executed by and between the Companies and Barclays Bank PLC, (acting through its Miami Agency) (the "Lender"), dated as of May 19, 1992. All capitalized terms used in this opinion shall have the meanings attributed to them in the Agreement.

         We have examined the Companies' articles of incorporation, by-laws, resolutions, the Agreement and such other matters of fact and law which we deemed necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

         1. The Companies are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have all requisite authority to conduct their business in each jurisdiction in which their business is conducted.

         2. The execution and delivery of the Amendment and the Related Documents by BanPonce and BPFC and the performance by the said entities of their respective obligations have been duly authorized by all necessary corporate action and proceedings on the part of BanPonce and BPFC and will not:

              (a)       require any consent of the Companies shareholders;

              (b) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree or award binding on BanPonce and BPFC or any subsidiary or the BanPonce and BPFC or any Subsidiary's article or incorporation of by-laws or any indenture, instrument or agreement binding upon BanPonce and BPFC or any Subsidiary; or

                                     -2-
              (c) result in, or require, the creation or imposition of any lien pursuant to the provisions of any indenture, instrument or agreement binding upon BanPonce and BPFC or any Subsidiary.

         3. The Amendment and Related Documents have been duly executed and delivered by BanPonce and BPFC and constitute the legal, valid and binding obligation of BanPonce and BPFC enforceable in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights and subject also to the availability of equitable remedies if equitable remedies are sought.

         4. There is no litigation or proceeding against the Companies or any Subsidiary which, if adversely determined, would materially adversely affect the business or condition of the Companies or any Subsidiary.

         5. No approval, authorization, consent adjudication or order of any governmental authority, which has not been obtained by the Companies or any Subsidiary, is required to be obtained by the Companies or any Subsidiary in connection with the execution and delivery of the Amendment or the Related Documents, the borrowings under the Amendment or in connection with the performance by the Companies of their respective Obligation(s) under the Amendment and Related Documents.

         VELCO has informed the Lender that it intends to submit for consideration and approval at the next meeting of the Board of Directors scheduled to be held on April 30th, 1993 a resolution approving the borrowings contemplated in the Amendment and Related Documents at which time the undersigned shall deliver an opinion as to matters covered in paragraph 2 and 3 of this opinion with regards to VELCO.

         The foregoing opinion is limited to the Federal laws of the United States and the laws of the Commonwealth of Puerto Rico and Delaware's corporate law with regards to the incorporation and existence of BanPonce Financial Corp. and I am expressing no opinion as to the effect of the laws of any other jurisdiction.

                              Very truly yours,



                              ______________________________
                              Brunilda Santos de Alvarez
                              Legal Counsel

                                  EXHIBIT 2


                                 FORM OF NOTE



$45,000,000                                         April 2, 1993

BanPonce Corporation, a Puerto Rico corporation, BanPonce Financial Corp., a Delaware corporation, and Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation (the "Companies"), promises to pay to the order of Barclays Bank PLC (acting through its Miami Agency) (the "Lender") the principal sum of US$45,000,000 or the aggregate unpaid principal amount of all Loans made by the Bank to the Company Pursuant to Section 1 of the Credit Agreement dated as of May 19, 1992, as amended, among the companies and Barclays Bank PLC, acting through its Miami Agency (the "Agreement"), whichever is less, in immediately available funds at the Miami Agency of the Lender, together with interest on the unpaid principal amount hereof. Interest and principal shall be payable at the rates and on the dates set forth in the Agreement free and clear of any set off, counterclaim, deduction or withholding for any reason whatsoever. The Company shall pay each Loan in full in accordance with the terms and provisions of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment.

         This Note is issued pursuant to the provisions of the Agreement, to which Agreement, as it may be amended from time to time, reference is hereby made for the definitions of capitalized terms used herein which are not otherwise defined and for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is in substitution for, and represents a continuation of, the indebtedness incurred under a prior Note issued pursuant to the Agreement. Presentment, demand, protest and notice, other than as provided in Section 9.1 of the Agreement, are hereby waived. This Note is governed by the laws of the State of Florida.
This Note was executed and delivered in San Juan, Puerto Rico.



                             BANPONCE CORPORATION

                             By:
                                 ________________________________

                             Title:   Senior Vice President

                             By:
                                 _________________________________

                             Title:    Chairman of the Board

                             BANPONCE FINANCIAL CORP.

                             By: _________________________________

                             Title:    Senior Vice President


                             VEHICLE EQUIPMENT LEASING COMPANY, INC.

                             By: _________________________________

                             Title:    Chairman of the Board

                                  EXHIBIT 3

                        FORM OF GUARANTY RATIFICATION

Barclays Bank PLC
801 Brickell Avenue
Miami, Florida   33131

         Re:  Guaranty of BanPonce Corporation dated as of May 19, 1992

Dear Sirs:

         Reference is hereby made to that certain Guaranty dated as of May 19, 1992 (the "Guaranty") made and delivered by BanPonce Corporation, a Puerto Rico corporation ("BanPonce") to the Lender (as defined in the Guaranty). Capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Guaranty. Pursuant to the Guaranty, BanPonce guaranteed the obligations of BanPonce Financial Corp., a Delaware Corporation ("Financial") and/or Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO") arising under the Credit Agreement.

         BanPonce, Financial and VELCO have requested the Lenders to increase their Commitment (as defined in the Credit Agreement) pursuant to that certain First Amendment to Credit Agreement dated as of April 2, 1993 (the "Amendment") among BanPonce, Financial, VELCO, and the Lender. The Lender has agreed to do so provided BanPonce ratifies that such increase in their Commitment evidenced by the Amendment is guaranteed by BanPonce pursuant to the Guaranty. Thus, BanPonce hereby ratifies that the Guaranty remains in full force and effect with respect to the Credit Agreement as amended by the Amendment and that all terms, covenants and conditions of the Guaranty shall remain in full force and effect with respect to the Credit Agreement as amended by the Amendment. Without limiting the foregoing, the maximum aggregate principal amount extended under the Credit Agreement for which the undersigned shall be liable under the Guaranty is hereby increased to US$45,000,000. The execution, delivery and acceptance of this letter shall not act as a waiver of any right, power or remedy of the Lender, nor constitutes a waiver of any provision of the Guaranty, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                             BANPONCE CORPORATION

                             By: _________________________________

                             Name:   Jose Luis Lopez Calderon

                             Title:  Senior Vice President

                             By: _________________________________

                             Name:   Alberto M. Paracchini

                             Title:  Chairman of the Board

                                                                 EXHIBIT 10.12.1

                     SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (the "Amendment"), dated as of the 2nd day of April, 1993, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), Barclays Bank PLC acting through its Miami Agency (the "Lender"), and is to a certain Credit Agreement dated May 19, 1992 as amended by First Amendment to Credit Agreement dated as of April 2, 1993 (the "Credit Agreement") among the Companies and the Lender. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Companies and the Lender have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.       Amendment to Credit Agreement.

         1.1 Section 2 of the Credit Agreement is hereby amended to include at the end of the tenth line of the definition of "Indebtedness" the following language "excluding liabilities of Banco Popular de Puerto Rico which are defined as deposits pursuant to Section 3(1) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. Section 1813 (l), and to include at the end of the definition of "Long-Term Indebtedness" "for purposes of this definition current liabilities shall mean such Indebtedness with a maturity date of one year or less."

2.       Representations and Warranties.

         2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

         2.2 Each of the Companies hereby represent that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

         2.3 No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

3. References to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to "the Note", "thereunder", "thereof" or words of like import referring to the Note, shall mean and be a reference to the Note, as amended by the Allonge referred to below. All of the terms, covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Paragraph Titles. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.

                             BANPONCE CORPORATION

                             By: _________________________________

                             Title: ______________________________

                             By: _________________________________

                             Title: ______________________________


                             BANPONCE FINANCIAL CORPORATION


                             By: _________________________________

                             Title: ______________________________


                             VEHICLE EQUIPMENT LEASING COMPANY, INC.


                             By: _________________________________

                             Title: ______________________________


                             BARCLAYS BANK, PLC, ACTING THROUGH ITS
                             MIAMI AGENCY


                             By: _________________________________

                             Title: ______________________________

                                                                 EXHIBIT 10.12.1


                     FIRST AMENDMENT TO CREDIT AGREEMENT



         This First Amendment to Credit Agreement (the "Amendment"), dated as of the 8th day of April, 1993, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), Citibank, N.A. (the "Lender"), and is to a certain Credit Agreement dated May 22, 1992 the ("Credit Agreement") among the Companies and the Lender. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Companies and the Lender have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Credit Agreement. Subject to the conditions precedent described in Section 4, the Lender and each of the Companies hereby agree as follows:

         1.1 Section 1 of the Credit Agreement is hereby amended to delete the number "$35,000,000" in the eighth line thereof and to replace therefor the number "$50,000,000".


2.       Representations and Warranties.

         2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

         2.2 Each of the Companies hereby represent that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

         2.3 No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

3. References to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to "the Note", "thereunder", "thereof" or words of like import referring to the Note, shall mean and be a reference to the Note, as amended by the Allonge referred to below. All of the terms, covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. Conditions Precedent. This Amendment shall be deemed effective as of April 8th, 1993 (the "Amendment Closing Date") upon the satisfaction of the following conditions precedent:

         (a) The Lender shall have received the following documents in form and substance satisfactory to the Lender and its legal counsel:

              (i) Certified copies of: (A) all necessary legal authorizations required for each of the Companies to enter into this Amendment and to perform in full its obligations hereunder;
              (B) articles of incorporation and by-laws of each of the Companies; and (C) evidence of the authority of each Person authorized to execute this Amendment and any other documents to be executed and delivered in behalf of each of the Companies in connection with this Amendment.

              (ii) A written opinion of Brunilda Santos de Alvarez, legal counsel to each of the Companies and the Guarantor, addressed to the Lender in form and substantially similar to Exhibit 1;

              (iii) certified copies of any government authorizations, consents, approvals and licenses as may be required under any applicable law and regulations for the Companies to make and perform its obligations pursuant to this Amendment, if any;

              (iv) two (2) duly executed copies of this Amendment, in form and substance satisfactory to the Bank and its legal counsel; and

              (v) an Allonge in the form of Exhibit 2 hereto made by each of the Companies in favor of the Lender in the principal amount of $50,000,000;

              (vi)      the Guarantor's written ratification of
              the Guaranty in the form of Exhibit 3 hereto; and

              (vii) such other documents and certificates as the Bank or its legal counsel may reasonably request.


5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. Paragraph Titles. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

7. No Novation. This Amendment shall not affect any of the existing obligations of any of the Companies under the Credit Agreement, and it is not the intention of the parties that this Amendment constitute a novation of such obligations.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.


                                      BANPONCE CORPORATION

                             By: ____________________________________

                             Title: _________________________________


                             By: ____________________________________

                             Title: _________________________________



                             BANPONCE FINANCIAL CORPORATION


                             By: ____________________________________

                             Title: _________________________________

                             VEHICLE EQUIPMENT LEASING COMPANY, INC.


                             By: ____________________________________

                             Title: __________________________________



                             CITIBANK, N.A.


                             By: _____________________________________

                             Title: __________________________________



Affidavit No. __________

         Acknowledged and subscribed to before me by Alberto M. Paracchini, of legal age, married, banker and resident of San Juan, Puerto Rico, in his capacity as Chairman of the Board of BanPonce Corporation, BanPonce Financial Corp. and Vehicle Equipment Leasing Company, Inc. and Jose Luis Lopez Calderon, of legal age, married, banker and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation, who are personally known to me. In San Juan, Puerto Rico, this 8th day of April 1993.





                             _________________________________________

                                            Notary Public


Affidavit No. ___________

         Acknowledged and subscribed to before me by Ricardo James, of legal age, married, banker and resident of Rio Piedras, Puerto Rico, in his capacity as Vice President of Citibank, N.A. In San Juan, Puerto Rico, this 8th day of April 1993.






                             _________________________________________

                                             Notary Public

                                  EXHIBIT 1


                                                                   April 8, 1993


Citibank, N.A.
252 Ponce de Leon Avenue
8th Floor
Hato Rey, Puerto Rico   00918

Gentlemen:

         We are counsel for BanPonce Corporation ("BanPonce"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, BanPonce Financial Corp. ("BPFC"), a corporation organized and existing under the laws of the State of Delaware and Vehicle Equipment Leasing Company, Inc. ("VELCO"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, (the "Companies") and have represented the Companies in connection with its execution and delivery of the First Amendment (the "Amendment") dated as of April 2, providing for Loans in an aggregate principal amount not exceeding $50,000,000 at any one time outstanding and an Allonge and Ratification of Guaranty (collectively, the "Related Documents") to a certain Credit Agreement (the "Agreement") executed by and between the Companies and Citibank, N.A. (the "Lender"), dated as of May 22, 1992. All capitalized terms used in this opinion shall have the meanings attributed to them in the Agreement.

         We have examined the Companies' articles of incorporation, by-laws, resolutions, the Agreement and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

         1. The Companies are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have all requisite authority to conduct their business in each jurisdiction in which their business is conducted.

         2. BanPonce and BPFC have the corporate power and authority and legal right to execute and deliver the Amendment and the Related Documents to which each is a party and to perform their respective obligations thereunder. The execution and delivery of the Amendment and the Related Documents by BanPonce and BPFC and the performance by the said entities of their respective obligations have been duly authorized by all necessary corporate action and proceedings on the part of BanPonce and BPFC and will not:

              (a)       require any consent of the Companies' shareholders;

              (b) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree or award binding on BanPonce and BPFC or any subsidiary or the BanPonce and BPFC or any

Subsidiary's articles of incorporation of by-laws or any indenture, instrument or agreement binding upon BanPonce and BPFC or any Subsidiary; or

              (c) result in, or require, the creation or imposition of any lien pursuant to the provisions of any indenture, instrument or agreement binding upon BanPonce and BPFC or any Subsidiary.

         3. The Amendment and Related Documents have been duly executed and delivered by BanPonce and BPFC and constitute the legal, valid and binding obligation of BanPonce and BPFC enforceable against BanPonce and BPFC in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights and subject also to the availability of equitable remedies if equitable remedies are sought.

         4. There is no litigation or proceeding against the Companies or any Subsidiary which, if adversely determined, would materially adversely affect the business or condition of the Companies or any Subsidiary.

         5. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the Companies or any Subsidiary, is required to be obtained by the Companies or any Subsidiary in connection with the execution and delivery of the Amendment or the Related Documents, the borrowings under the Amendment or in connection with the payment by the Companies of the Obligations.

         VELCO has informed the Lender that it intends to submit for consideration and approval at the next meeting of the Board of Directors scheduled to be held on April 30th, 1993 a resolution approving the borrowings contemplated in the Amendment and Related Documents at which time the undersigned shall deliver an opinion as to matters covered in paragraph 2 and 3 of this opinion with regards to VELCO.

         The foregoing opinion is limited to the Federal laws of the United States and the laws of the Commonwealth of Puerto Rico and Delaware's corporate law with regards to the incorporation and existence of BanPonce Financial Corp. and I am expressing no opinion as to the effect of the laws of any other jurisdiction.

                                        Very truly yours,



                                        ______________________________
                                        Brunilda Santos de Alvarez
                                        Legal Counsel

                                  EXHIBIT 2

                                   ALLONGE

         The terms of that certain Promissory Note (the "Note") in the maximum principal amount of $35,000,000 issued by BANPONCE CORPORATION, BANPONCE FINANCIAL CORPORATION and VEHICLE EQUIPMENT LEASING CORPORATION, INC. (collectively, the "Borrowers") to the order of CITIBANK, N.A. (the "Lender") dated May 22, 1992, under Affidavit Number 1,982 before Notary Brunilda Santos de Alvarez, are hereby amended as of April 8, 1993, as follows:

         1. The maximum principal amount of the Note is hereby increased to FIFTY MILLION DOLLARS ($50,000,000).

         2. The first paragraph of the Note is hereby deleted and substituted by the following paragraph:

                       "FOR VALUE RECEIVED, the undersigned, BANPONCE
              CORPORATION, a Puerto Rico corporation ("BanPonce"), BANPONCE FINANCIAL CORPORATION, a Delaware corporation ("Financial"), and VEHICLE EQUIPMENT LEASING CORPORATION, INC., a Puerto Rico corporation ("Velco"; Velco, BanPonce and Financial each hereinafter referred to singly as a "Borrower"), each HEREBY PROMISES TO PAY to the order of CITIBANK, N.A., a national banking association (the "Lender"), the principal amount of FIFTY MILLION DOLLARS ($50,000,000) in lawful money of the United States of America, or, if less, the principal amount of each Loan (as defined below) made by the Lender to such Borrower pursuant to the Credit Agreement referred to below (the "Credit Agreement"). The principal amount of each Loan shall be payable in full on the last day of the Interest Period (as defined in the Credit Agreement) for such Loan. The liability of each Borrower hereunder shall be several and not joint and several (solidaria) as to each Loan made to such Borrower under this Promissory Note".

         3. It is not the intention of the parties that this Allonge constitute a novation of the indebtedness evidenced by the Note.

         4. Except as amended hereby, all terms and conditions of the Note shall remain in full force and effect.

         Executed in San Juan, Puerto Rico as of the 8th day of April, 1993.

BANPONCE CORPORATION                          BANPONCE FINANCIAL CORPORATION

By:__________________________                 By:___________________________

By: _________________________

                    VEHICLE EQUIPMENT LEASING CORPORATION

                  By:  ___________________________


Affidavit No. _________

         Acknowledged and subscribed to before me by Alberto M. Paracchini, of legal age, married, banker and resident of San Juan, Puerto Rico, in his capacity as Chairman of the Board of BanPonce Corporation, BanPonce Financial Corp. and Vehicle Equipment Leasing Company, Inc. and Jose Luis Lopez Calderon, of legal age, married, banker and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation, who are personally known to me. In San Juan, Puerto Rico, this 8th day of April 1993.



                                           _________________________________
                                                     Notary Public



AGREED AND ACCEPTED:

CITIBANK, N.A.

By:

                                  EXHIBIT 3


                         FORM OF GUARANTY RATIFICATION


Citibank, N.A.
252 Ponce de Leon Avenue
8th Floor
Hato Rey, PR 00918

Re:      Guaranty of BanPonce Corporation dated as of May 22, 1992

Dear Sirs:

         Reference is hereby made to that certain Guaranty dated as of May 22, 1992 (the "Guaranty") made and delivered by BanPonce Corporation, a Puerto Rico corporation ("BanPonce") to the Lender (as defined in the Guaranty). Capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Guaranty. Pursuant to the Guaranty, BanPonce guaranteed the obligations of BanPonce Financial Corp., a Delaware corporation ("Financial") and/or Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO") arising under the Credit Agreement.

         BanPonce, Financial and VELCO have requested the Lender to increase the Aggregate Commitment (as defined in the Credit Agreement) pursuant to that certain First Amendment to Credit Agreement dated as of April 2, 1993 (the "Amendment") among BanPonce, Financial, VELCO, and the Lender. The Lender has agreed to do so provided BanPonce ratifies that such increase in the Aggregate Commitment evidenced by the Amendment is guaranteed by BanPonce pursuant to the Guaranty. Thus, BanPonce hereby ratifies that the Guaranty remains in full force and effect with respect to the Credit Agreement as amended by the Amendment and, therefore, that the limitation in the amount of the Guaranteed Debt set forth in the first paragraph of the Guaranty is hereby increased from $35,000,000 to $50,000,000 (provided, that such limitation shall not apply to interest or other non-principal amounts which may become due under the Credit Agreement). All terms, covenants and conditions of the Guaranty shall remain in full force and effect with respect to the Credit Agreement as amended by the Amendment.

The execution, delivery and acceptance of this letter shall not act as a waiver of any right, power or remedy of the Lender, nor constitutes a waiver of any provision of the Guaranty, or any other documents, instruments and agreements executed and/or delivered in connection therewith.


                                      BANPONCE CORPORATION

                                      By:________________________________

                                      Name: _____________________________

                                      Title: ____________________________

                                      By:________________________________

                                      Name: _____________________________

                                      Title: ____________________________




Affidavit No. __________

         Acknowledged and subscribed to before me by Alberto M. Paracchini, of legal age, married, banker and resident of San Juan, Puerto Rico, in his capacity as Chairman of the Board of BanPonce Corporation, BanPonce Financial Corp. and Vehicle Equipment Leasing Company, Inc. and Jose Luis Lopez Calderon, of legal age, married, banker and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation, who are personally known to me. In San Juan, Puerto Rico, this 8th day of April 1993.





                     ____________________________________
                                Notary Public

                                                                 EXHIBIT 10.12.1



                     SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (the "Second Amendment"), dated as of the 21st day of May, 1993 is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), Citibank, N.A. (the "Lender"), and is to a certain Credit Agreement dated May 22, 1992 the ("Credit Agreement") among the Companies and the Lender as amended by a First Amendment to Credit Agreement executed among the Companies and the Lender as of the 8th day of April 1993 (the "First Amendment"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, pursuant to the Credit Agreement and the First Amendment, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement and the First Amendment;

         WHEREAS, the financing facilities made available to the Companies under the Credit Agreement, as amended by the First Amendment, expire as of May 21, 1993;

         WHEREAS, the Lender, after conducting a new credit evaluation of the Companies, has agreed to renew the financing facilities made under the Credit Agreement, as amended by the First Amendment, for a separate succesive period of 364 days expiring on May 20, 1994 under the same terms and conditions set forth in the Credit Agreement, as amended by the First Amendment;

         NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Credit Agreement. Subject to the conditions precedent described in Section 4, the Lender and each of the Companies hereby agree as follows:

         1.1 Section 1 of the Credit Agreement is hereby amended to read as follows: "Subject to the terms of this Agreement, the Lender agrees to make loans (the "Loans") to each of the Companies on any Business Day from the date hereof to and including May 20, 1994 (such date, or the earlier date of termination of the Aggregate Commitment pursuant to Section 8, being the "Termination Date"). Each Company may borrow, repay and reborrow Loans from time to time prior to the Termination Date, provided that the principal amount of all Loans outstanding shall not exceed $50,000,000 (the "Aggregate Commitment") at any time for all of the Companies in the aggregate. Each loan shall be in an amount of not less than $500,000 or an integral multiple thereof, except that a Loan may be equal to the entire unused Aggregate Commitment. The Loans shall be evidenced by a note (the "Note") duly executed and delivered by each Company to the order of Lender in the form attached hereto as Exhibit "A". This Agreement, the Note and the Guaranty referred to below are herein called the "Loan Documents"."

         1.2 Exhibit A of the Credit Agreement is hereby deleted and substituted by Exhibit 2 hereto.

2.       Representations and Warranties.

         2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Second Amendment.

         2.2 Each of the Companies hereby represent that this Second Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

         2.3 No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

3. References to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the First Amendment and as amended hereby, and each reference in the other Loan Documents to "the Note", "thereunder", "thereof" or words of like import referring to the Note, shall mean and be a reference to the Note referred to below. All of the terms, covenants and conditions of the Credit Agreement and the First Amendment shall remain in full force and effect. As amended and modified by this Second Amendment, the Credit Agreement and the First Amendment are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Credit Agreement and the First Amendment, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. Conditions Precedent. This Second Amendment shall be deemed effective as of May 21st, 1993 (the "Second Amendment Closing Date") upon the satisfaction of the following conditions precedent:

         (a) The Lender shall have received the following documents in form and substance satisfactory to the Lender and its legal counsel:

              (i) Certified copies of: (A) all necessary legal authorizations required for each of the Companies to enter into this Second Amendment and to perform in full its obligations hereunder; (B) articles of incorporation and by-laws of each of the Companies; and (C) evidence of the authority of each Person authorized to execute this Second Amendment and any other documents to be executed and delivered in behalf of each of the Companies in connection with this Second Amendment.

              (ii) A written opinion of Brunilda Santos de Alvarez, legal counsel to each of the Companies and the Guarantor, addressed to the Lender in form and substantially similar to Exhibit 1;

              (iii) certified copies of any government authorizations, consents, approvals and licenses as may be required under any applicable law and regulations for the Companies to make and perform its obligations pursuant to this Amendment, if any;

              (iv) two (2) duly executed copies of this Second Amendment, in form and substance satisfactory to the Bank and its legal counsel; and

              (v) a promissory note (the "Note") in the form of Exhibit 2 hereto made by each of the Companies in favor of the Lender in the principal amount of $50,000,000, dated as of May 21st, 1993 and with a maturity date as of May 20, 1994.

              (vi) the Guarantor's written ratification of the Guaranty in the form of Exhibit 3 hereto; and

              (vii) such other documents and certificates as the Bank or its legal counsel may reasonably request.


5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. Paragraph Titles. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

7. No Novation. This Amendment shall not affect any of the existing obligations of any of the Companies under the Credit Agreement and the First Amendment, and it is not the intention of the parties that this Amendment constitute a novation of such obligations.

         IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.



                                     BANPONCE CORPORATION

                                     By:________________________________

                                     Title: ____________________________

                                     By:________________________________

                                     Title: ____________________________



                                     BANPONCE FINANCIAL CORPORATION


                                     By:________________________________

                                     Title: ____________________________


                                     VEHICLE EQUIPMENT LEASING COMPANY, INC.


                                     By:________________________________

                                     Title: ____________________________


                                     CITIBANK, N.A.


                                     By:________________________________

                                     Title: ____________________________

Affidavit No. ___________

         Acknowledged and subscribed to before me by




                                      __________________________________
                                                  Notary Public





Affidavit No. ___________

         Acknowledged and subscribed to before me by Ricardo James, of legal age, married, banker and resident of Rio Piedras, Puerto Rico, in his capacity as Vice President of Citibank, N.A. In San Juan, Puerto Rico, this ___ day of June 1993.






                                      __________________________________
                                                  Notary Public

                                                               May __, 1993



Citibank, N.A.
252 Ponce de Leon Avenue
8th Floor
Hato Rey, Puerto Rico 00918

Gentlemen:

         We are counsel for BanPonce Corporation ("BanPonce"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, BanPonce Financial Corp. ("BPFC"), a corporation organized and existing under the laws of the State of Delaware and Vehicle Equipment Leasing Company, Inc. ("VELCO"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, (the"Companies") and have represented the Companies in connection with its execution and delivery of the Second Amendment (the "Second Amendment") dated as of May 21st, 1993 to a certain Credit Agreement (the "Agreement") executed by and between the Companies and Citibank, N.A. (the "Lender"), dated as of May 22, 1992 and the Note and Ratification of Guaranty referred to therein (collectively, the "Related Documents"). All capitalized terms used in this opinion shall have the meanings attributed to them in the Agreement, as amended by the First Amendment and the Second Amendment.

         We have examined the Companies' articles of incorporation, by-laws, resolutions, the Agreement and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

         1. The Companies are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have all requisite authority to conduct their business in each jurisdiction in which their business is conducted.

         2. The Companies have the corporate power and authority and legal right to execute and deliver the Amendment and the Related Documents to which each is a party and to perform their respective obligations thereunder. The execution and delivery of the Second Amendment and the Related Documents by the Companies and the performance by the said entities of their respective obligations have been duly authorized by all necessary corporate action and proceedings on the part of the Companies and will not:

              (a)       require any consent of the Companies' shareholders;

              (b) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Companies or any subsidiary of the Companies or any Subsidiary's articles of incorporation of by-laws or any indenture, instrument or agreement binding upon the Companies or any Subsidiary; or

              (c) result in, or require, the creation or imposition of any lien pursuant to the provisions of any indenture, instrument or agreement binding upon the Companies or any Subsidiary.

         3. The Second Amendment and Related Documents have been duly executed and delivered by the Companies and constitute the legal, valid and binding obligation of the Companies enforceable against the Companies in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights and subject also to the availability of equitable remedies if equitable remedies are sought.

         4. There is no litigation or proceeding against the Companies or any Subsidiary which, if adversely determined, would materially adversely affect the business or condition of the Companies or any Subsidiary.

         5. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the Companies or any Subsidiary, is required to be obtained by the Companies or any Subsidiary in connection with the execution and delivery of the Amendment or the Related Documents, the borrowings under the Amendment or in connection with the payment by the Companies of the Obligations.

         The foregoing opinion is limited to the Federal laws of the United States and the laws of the Commonwealth of Puerto Rico and Delaware's corporate law with regards to the incorporation and existence of BanPonce Financial Corp. and I am expressing no opinion as to the effect of the laws of any other jurisdiction.


                              Very truly yours,




                              ______________________________

                              Brunilda Santos de Alvarez
                              Legal Counsel

                        FORM OF GUARANTY RATIFICATION





Citibank, N.A.
252 Ponce de Leon Avenue
8th Floor
Hato Rey, PR 00918

Re:      Guaranty of BanPonce Corporation dated as of May 22, 1992

Dear Sirs:

         Reference is hereby made to that certain Guaranty dated as of May 22, 1992, as amended on April 8, 1993 (the "Guaranty") made and delivered by BanPonce Corporation, a Puerto Rico corporation ("BanPonce") to the Lender (as defined in the Guaranty). Capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Guaranty. Pursuant to the Guaranty, BanPonce guaranteed the obligations of BanPonce Financial Corp., a Delaware corporation ("Financial") and Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO") arising under the Credit Agreement.

         BanPonce, Financial and VELCO and the Lender increased the Aggregate Commitment (as defined in the Credit Agreement) pursuant to that certain First Amendment to Credit Agreement dated as of April 8, 1993 to BanPonce, Financial, VELCO, and BanPonce ratified such increase in the Aggregate Commitment evidenced by the First Amendment.

         BanPonce, BanPonce Financial and VELCO have requested the Lender, and the Lender has agreed, to renew the credit facility made available to them under the Credit Agreement, as amended by the First Amendment, for a period of 364 days expiring on May 20, 1994, all pursuant to a Second Amendment to Credit Agreement dated as of May 21, 1993 (the "Second Amendment"). Thus, BanPonce hereby ratifies that the Guaranty remains in full force and effect with respect to the Credit Agreement as amended by the First Amendment and the Second Amendment (the "Amendments") and the Note issued by BanPonce, BanPonce Financial and VELCO pursuant to the Second Amendment. All terms, covenants and conditions of the Guaranty shall remain in full force and effect with respect to the Credit Agreement as amended by the Amendments.

         The execution, delivery and acceptance of this letter shall not act as a waiver of any right, power or remedy of the Lender, nor constitutes a waiver of any provision of the Guaranty, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                                   BANPONCE CORPORATION

                                   By:____________________________________

                                   Name: _________________________________

                                   Title: ________________________________


                                   By:____________________________________

                                   Name: _________________________________

                                   Title: ________________________________



Affidavit Number _______________

         Acknowledged and suscribed to before me by David H. Chafey, Jr. of legal age, married, banker and resident of San Juan, Puerto Rico as Executive Vice President of BanPonce Corporation and Director of Vehicle Equipment Leasing Company, Inc. and Jose Luis Lopez Calderon, or legal age, married and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation and BanPonce Financial Corp. and to me personally known in San Juan, Puerto Rico this 14th day of June, 1993.






                                         ___________________________________
                                         Notary Public

                               PROMISSORY NOTE



$50,000,000                                            Dated:  May 21, 1993


         FOR VALUE RECEIVED, the undersigned, BANPONCE CORPORATION, a Puerto Rico corporation ("BanPonce"), BANPONCE FINANCIAL CORPORATION, a Delaware corporation ("Financial"), and VEHICLE EQUIPMENT LEASING COMPANY, INC., a Puerto Rico corporation ("VELCO"); (BanPonce, Velco and Financial each hereinafter sometimes referred to singly as a "Borrower"), each HEREBY PROMISES TO PAY to the order of CITIBANK, N.A., a national banking association (the "Lender") the principal amount of each Loan (as defined below) made by the Lender to such Borrower on the last day of the Interest Period (as defined in the Credit Agreement referred to below) for such Loan. The liability of each Borrower hereunder shall be several and not joint and several (solidaria) as to each Loan made to such Borrower under this Promissory Note.

         Each Borrower promises to pay interest on the principal amount of each Loan made to it by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement referred to below.

         Both principal and interest payable in lawful money of the United States of America to the Lender at 252 Ponce de Leon Avenue, Hato Rey, Puerto Rico (or at such other address as the Lender may designate in writing) in same day funds. Each Loan made by the Lender to a Borrower, the interest thereon and the maturity thereof, and all payments made on account of the principal amount thereof, shall be entered by the Lender in its records and prior to any transfer hereof, the amount and maturity of any outstanding Loans shall be endorsed on the grid attached hereto which is a part of this Promissory Note.

         This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of May 21, 1992 as amended by a First Amendment dated as of April 8, 1993 and a Second Amendment dated as of May 21, 1993 (the "Credit Agreement"), between Financial, VELCO, BanPonce Corporation and the Lender. The Credit Agreement, among other things, (i) provides for the making of advances (the "Loans") by the Lender to the Borrowers from time to time in an aggregate amount not to exceed at any time outstanding in the U.S. dollar amount first above mentioned, the indebtedness of the Borrowers resulting from each such Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                       BANPONCE CORPORATION

                                       By: _________________________________

                                       Title: ______________________________

                                       By: _________________________________

                                       Title: ______________________________


                                       BANPONCE FINANCIAL CORPORATION


                                       By: _________________________________

                                       Title: ______________________________


                                       VEHICLE EQUIPMENT LEASING COMPANY, INC.


                                       By: _________________________________

                                       Title: ______________________________



Affidavit Number _______________

         Acknowledged and suscribed to before me by David H. Chafey, Jr. of legal age, married, banker and resident of San Juan, Puerto Rico as Executive Vice President of BanPonce Corporation and Director of Vehicle Equipment Leasing Company, Inc. and Jose Luis Lopez Calderon, or legal age, married and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation and BanPonce Financial Corp. and to me personally known in San Juan, Puerto Rico this 14th day of June, 1993.





                                       _____________________________________
                                       Notary Public

                                                                 EXHIBIT 10.12.1


                      FIRST AMENDMENT TO CREDIT AGREEMENT



         This First Amendment to Credit Agreement (the "Amendment"), dated as of the 1st day of April, 1993, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO") (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), The First National Bank of Chicago and Societe Generale (collectively, the "Lenders", and individually, "Lender"), and The First National Bank of Chicago as agent for the Lenders (the "Agent") and is to that certain Credit Agreement dated as of May 1, 1992 the ("Credit Agreement") among the Companies, the Lender and the Agent.
Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Companies, the Lenders and the Agent have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions precedent described in Section 6 hereof, the Credit Agreement is hereby amended as follows:

              1.1 Section 1 of the Loan agreement is hereby amended to delete the number "$40,000,000" in the sixth line thereof and to replace therefor the number "$60,000,000" and to delete the date "April 30, 1993" and to replace therefor March 31, 1994".

              1.2  The amount of each Lender's Commitment referred to in
Section 1 of the Agreement is modified to read as set forth opposite each Lender's signature to this Agreement.

         2.   REPRESENTATIONS AND WARRANTIES.

              2.1 The Companies hereby represent and warrant to each Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

              2.2 Each of the Companies hereby represents that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

         3. COSTS AND EXPENSES. The Companies jointly and severally shall reimburse the Agent for all costs and expenses (including time charges of the Agent's attorneys who may be employees of the Agent) incurred by the Agent in the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith.

         4. REFERENCES TO AND EFFECT UPON THE CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically hereby amended, all of the terms, covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the any of the Lenders of the Agent, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. GOVERNING LAW. This Amendment shall be deemed to have been made at Chicago, Illinois, U.S.A., and shall be governed by and construed in accordance with the other remaining terms of the Credit Agreement and the internal laws of the State of Illinois.

         6. CONDITIONS PRECEDENT. This Amendment shall be deemed effective as of April 1, 1993 (the "Amendment Closing Date") upon the satisfaction of the following conditions precedent:

              (a) The Agent shall have received the following documents in form and substance satisfactory to the Agent and its legal counsel:

                        (i) Certified copies of: (A) all necessary legal authorizations required for the Companies to enter into this Amendment and to perform in full its obligations hereunder; (B) articles of incorporation and by-laws of the Companies; and (C) evidence of the authority of each Person authorized to execute this Amendment and any other documents to be executed and delivered on behalf of the Companies in connection with this Amendment, each of which is to be certified by a duly authorized representative of the Companies within five (5) days prior to the Amendment Closing Date.

                        (ii) A written opinion of Brunilda Santos de Alvarez, legal counsel to each of the Companies, dated on or within five (5) days prior to the Amendment Closing Date addressed to the Lenders in form and substance satisfactory to the Agent;

                        (iii)  certified copies of any government
         authorizations, consents, approvals and licenses as may be required under any applicable law and regulations for the Companies to make and perform its obligations pursuant to this Amendment;

                        (iv) Six (6) duly executed copies of this Amendment, in form and substance satisfactory to the Bank and its legal counsel; and

                        (v) a Note in the form of Exhibit 1 hereto made by each of the Companies in favor of each of the Lenders in the principal amount of each Lender's Commitment;

                        (vi) the Guarantor's written ratification of the Guaranty in the form of Exhibit 2 hereto; and

                        (vii) such other documents and certificates as the Bank or its legal counsel may reasonably request.

              (b) Each of the Lenders shall have received a closing fee of $10,000 from BanPonce.

         7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8. PARAGRAPH TITLES. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

              IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.

                                               BANPONCE CORPORATION



                                               By:______________________________

                                            Title:______________________________



                                               By:______________________________

                                            Title:______________________________


                                      BANPONCE FINANCIAL CORPORATION



                                               By:______________________________

                                            Title:______________________________


                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                               as Agent



                                               By:______________________________

                                            Title:______________________________


                                      THE FIRST NATIONAL BANK OF CHICAGO



                                               By:______________________________

                                            Title:______________________________

Commitment

$35,000,000

$25,000,000
- - - - - -----------

$60,000,000

                                  EXHIBIT 1

                                 FORM OF NOTE



[____________________]                               ____________________, 1993



         ____________________, a ____________ corporation (the "Company"), promises to pay to the order of (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Company pursuant to Section 1 of the Credit Agreement dated as of May 1, 1992, as amended, among BanPonce Corporation, a Puerto Rico corporation, BanPonce Financial Corp., a Delaware corporation, Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation, The First National Bank of Chicago and Societe Generale, and The First National Bank of Chicago, as Agent (the "Agreement"), whichever is less, in immediately available funds at the main office of the Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof. Interest and principal shall be payable at the rates and on the dates set forth in the Agreement. The Company shall pay each Loan in full in accordance with the terms and provisions of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment.

         This Note is issued pursuant to, and is entitled to the benefits of, the Agreement, as it may be amended from time to time, to which Agreement reference is hereby made for a statement of the terms and conditions under which the Note may be prepaid or its maturity date accelerated. This Note is in substitution for, and represents a continuation of, the indebtedness incurred under a prior Note issued pursuant to the Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

         This Note is governed by the internal law (and not the law of conflicts) of the State of Illinois.




                                               By:______________________________

                                            Title:______________________________

                                  EXHIBIT 2

                        FORM OF GUARANTY RATIFICATION



The First National Bank of Chicago,
  as Agent for the Lenders
One First National Plaza
Chicago, Illinois 60670

              RE:       GUARANTY OF BANPONCE CORPORATION
                        DATED AS OF MAY 1, 1991

Dear Sirs:

         Reference is hereby made to that certain Guaranty dated as of May 1, 1992 (the "Guaranty") made and delivered by BanPonce Corporation, a Puerto Rico corporation ("BanPonce") to the Lenders (as defined in the Guaranty). Capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Guaranty. Pursuant to the Guaranty, BanPonce guaranteed the obligations of BanPonce Financial Corp., a Delaware corporation ("Financial") and/or Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO") arising under the Credit Agreement.

         BanPonce, Financial and VELCO have requested the Lenders to increase the Aggregate Commitment (as defined in the Credit Agreement) pursuant to that certain First Amendment to Credit Agreement dated as of April 1, 1993 (the "Amendment") among BanPonce, Financial, VELCO, the Lenders and the Agent. The Lenders have agreed to do so provided BanPonce ratifies that such increase in each Lender's Commitment evidenced by the Amendment is guaranteed by BanPonce pursuant to the Guaranty. Thus, BanPonce hereby ratifies that the Guaranty remains in full force and effect with respect to the Credit Agreement as amended by the Amendment and that all terms, covenants and conditions of the Guaranty shall remain in full force and effect with respect to the Credit Agreement as amended by the Amendment. The execution, delivery and acceptance of this letter shall not act as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Guaranty, or any other documents, instruments and agreements executed and/or delivered in connection therewith.


                                                    BANPONCE CORPORATION

                                              By:______________________________
                                            Name:______________________________
                                           Title:______________________________

                                              By:______________________________
                                            Name:______________________________
                                           Title:______________________________

Accepted this ____ day
of April, 1993

THE FIRST NATIONAL BANK OF CHICAGO,
as Agent


   By:______________________________
  Name:______________________________
Title:______________________________

                        FORM OF GUARANTY RATIFICATION


The First National Bank of Chicago,
as Agent for the Lenders
One First National Plaza
Chicago, Illinois 60670

              RE:       GUARANTY OF BANPONCE CORPORATION
                        DATED AS OF MAY 1, 1991

Dear Sirs:

         Reference is hereby made to that certain Guaranty dated as of May 1, 1992 (the "Guaranty") made and delivered by BanPonce Corporation, a Puerto Rico corporation ("BanPonce") to the Lenders (as defined in the Guaranty). Capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Guaranty. Pursuant to the Guaranty, BanPonce guaranteed the obligations of BanPonce Financial Corp., a Delaware corporation ("Financial") and/or Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO") arising under the Credit Agreement.

         BanPonce, Financial and VELCO have requested the Lenders to increase the Aggregate Commitment (as defined in the Credit Agreement) pursuant to that certain First Amendment to Credit Agreement dated as of April 1, 1993 (the "Amendment") among BanPonce, Financial, VELCO, the Lenders and the Agent. The Lenders have agreed to do so provided BanPonce ratifies that such increase in each Lender's Commitment evidenced by the Amendment is guaranteed by BanPonce pursuant to the Guaranty. Thus, BanPonce hereby ratifies that the Guaranty remains in full force and effect with respect to the Credit Agreement as amended by the Amendment and that all terms, covenants and conditions of the Guaranty shall remain in full force and effect with respect to the Credit Agreement as amended by the Amendment. The execution, delivery and acceptance of this letter shall not act as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Guaranty, or any other documents, instruments and agreements executed and/or delivered in connection therewith.


                                               BANPONCE CORPORATION

                                             By:______________________________
                                           Name:______________________________
                                          Title:______________________________


                                             By:______________________________
                                           Name:______________________________
                                          Title:______________________________

Accepted this ____ day
of April, 1993

THE FIRST NATIONAL BANK OF CHICAGO,
as Agent


   By:______________________________
  Name:______________________________
Title:______________________________

                                                                EXHIBIT 10.12.1


                     SECOND AMENDMENT TO CREDIT AGREEMENT



         This Second Amendment to Credit Agreement (the "Amendment"), dated as of the 1st day of June, 1993, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), The First National Bank of Chicago and Societe Generale (collectively referred as "the Lenders") and the First National Bank of Chicago acting Agent for the Lenders and is to a certain Credit Agreement dated May 19, 1992 as amended by First Amendment to Credit Agreement dated as of April 2, 1993 (the "Credit Agreement") among the Companies and the Lender, as amended by First Amendment to credit Agreement executed as of the 2nd day of April, 1993. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Companies and the Lender have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.       Amendment to Credit Agreement.

         1.1 Section 2.1 of the Credit Agreement is hereby amended to include at the end of the tenth line of the definition of "Indebtedness" the following language "excluding liabilities of Banco Popular de Puerto Rico which are defined as deposits pursuant to Section 3(1) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. Section 1813 (1), and to include at the end of the definition of "Long-Term Indebtedness" "for purposes of this definition current liabilities shall mean such Indebtedness with a maturity date of one year or less."

2.       Representations and Warranties.


         2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

         2.2 Each of the Companies hereby represent that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

         2.3 No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

3. References to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a
reference to the Credit Agreement as amended hereby.   All of the terms,
covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Paragraph Titles. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.

                               SOCIETE GENERALE

                               By: ___________________________________

                               Title:_________________________________